Exhibit 10.2

GUARANTY AGREEMENT

This GUARANTY AGREEMENT, dated as of February 28, 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, this “Guaranty”), is made by certain Subsidiaries of ATRION CORPORATION, a Delaware corporation (the “Borrower”), as identified on the signature pages hereto, and each other Subsidiary of the Borrower who may become a party to this Agreement as an Additional Guarantor (as defined below) (each, a “Guarantor” and, collectively, the “Guarantors”), jointly and severally, in favor of WELLS FARGO BANK, NATIONAL ASSOCIATION, as lender (the “Lender”), and the other Secured Parties.

Pursuant to the Credit Agreement of even date herewith (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) among the Borrower and the Lender, the Lender has agreed to extend certain financial accommodations to the Borrower, subject to certain conditions. Each capitalized term used but not defined herein has the meaning ascribed to such term in the Credit Agreement. This Guaranty is the “Guaranty Agreement” referred to in the Credit Agreement and is one of the Loan Documents.

The Credit Agreement provides that, as a condition to the availability of the financial accommodations referred to above, each Guarantor shall enter into this Guaranty to guarantee the Guaranteed Obligations (as defined below).

Each Guarantor expects to realize direct and indirect benefits as the result of the availability of the aforementioned financial accommodations to the Borrower.

In order to induce the Lender to extend the aforementioned financial accommodations, and for other good and valuable consideration, the receipt and adequacy of which hereby are acknowledged, the Guarantors hereby jointly and severally represent, warrant, covenant, agree and guarantee as follows:

1.                  Guaranty. The Guarantors hereby, jointly and severally, absolutely and unconditionally guarantee, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, any and all present and future Secured Obligations of any type or nature of the Borrower and its Subsidiaries in accordance with any instruments evidencing any such obligations (including all renewals, extensions or modifications thereof), whether due or to become due, matured or unmatured, liquidated or unliquidated, absolute or contingent, direct or indirect, or voluntary or involuntary, whether obligations of performance or obligations of payment, whether for principal, interest, premiums, fees indemnities, damages, costs, expenses or otherwise (including all renewals, extensions, amendments, refinancings and other modifications of such Secured Obligations and all costs, attorneys’ fees and expenses incurred by any Secured Party in connection with the collection or enforcement of such Secured Obligations), and whether recovery upon such Secured Obligations may be or hereafter becomes unenforceable or shall be an allowed or disallowed claim under any proceeding or case commenced by or against the Borrower, any Guarantor or any other guarantor under any Debtor Relief Laws (the “Guaranteed Obligations”). Any Secured Party’s books and records showing the amount of the Guaranteed Obligations shall be admissible in evidence in any action or proceeding, and shall be binding upon each Guarantor and, absent manifest error, conclusive for the purpose of establishing the amount of the Guaranteed Obligations. This Guaranty shall not be affected by the genuineness, validity, regularity or enforceability of the Guaranteed Obligations or any instrument or agreement evidencing any Guaranteed Obligations, or by the existence, validity, enforceability, perfection, non-perfection or extent of any collateral therefor, or by any fact or circumstance relating to the Guaranteed Obligations which might otherwise constitute a defense to the obligations of the Guarantors under this Guaranty, and each Guarantor hereby irrevocably waives any defenses it may now have or hereafter acquire in any way relating to any or all of the foregoing. Anything contained herein to the contrary notwithstanding, the obligations of each Guarantor hereunder at any time shall be limited (to the fullest extent permitted by Applicable Law) to an aggregate amount equal to the largest amount that would not render its obligations hereunder subject to avoidance as a fraudulent transfer or conveyance under Section 548 of the Bankruptcy Code of the United States (Title 11, United States Code) or any comparable provisions of any similar federal or state Applicable Law.

2.                  No Setoff or Deductions; Taxes; Payments. Each Guarantor shall make all payments hereunder without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless such Guarantor is compelled by Applicable Law to make such deduction or withholding. If any such obligation (other than one arising with respect to taxes based on or measured by the income or profits of a Secured Party) is imposed upon any Guarantor with respect to any amount payable by it hereunder, the Guarantors jointly and severally shall pay to the Lender, on the date on which such amount is due and payable hereunder, such additional amount in Dollars as shall be necessary to enable such Secured Party to receive the same net amount which such Secured Party would have received on such due date had no such obligation been imposed upon such Guarantor. The Guarantors shall deliver promptly to the Lender certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Guarantors hereunder. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

3.                  Rights of Secured Parties. Any Secured Party may, at any time and from time to time, without affecting the enforceability or continuing effectiveness hereof (whether or not notice or demand is given): (a) amend, extend, renew, compromise, discharge, accelerate or otherwise change the time for payment or the terms of the Guaranteed Obligations or any part thereof; (b) take, hold, exchange, enforce, waive, release, fail to perfect, sell, or otherwise dispose of any security for the payment of this Guaranty or any Guaranteed Obligations; (c) apply such security and direct the order or manner of sale thereof as such Secured Party in its sole discretion may determine; and (d) release or substitute one or more of any endorsers or other guarantors of any of the Guaranteed Obligations. Without limiting the generality of the foregoing, each Guarantor consents to the taking of, or failure to take, any action which might in any manner or to any extent vary the risks of the Guarantors under this Guaranty or which, but for this provision, might operate as a discharge of the Guarantors.

4.                  Certain Waivers. Each Guarantor hereby waives: (a) any defense arising by reason of any disability or other defense of the Borrower, any other Guarantor, or any other guarantor, or the cessation from any cause whatsoever (including any act or omission of a Secured Party) of the liability of the Borrower, any other Guarantor, or any other guarantor; (b) any defense based on any claim that such Guarantor’s obligations exceed or are more burdensome than those of the Borrower, any other Guarantor, or any other guarantor; (c) the benefit of any statute of limitations affecting such Guarantor’s liability hereunder; (d) any right to require any Secured Party to proceed against the Borrower, any other Guarantor, or any other guarantor, to marshal assets or proceed against or exhaust any security for the Guaranteed Obligations, or pursue any other remedy in such Secured Party’s power whatsoever; (e) any benefit of and any right to participate in any security now or hereafter held by a Secured Party; and (f) to the fullest extent permitted by Applicable Law, any and all other defenses or benefits that may be derived from or afforded by Applicable Law limiting the liability of or exonerating guarantors or sureties. Each Guarantor hereby expressly waives all setoffs and counterclaims and all presentments, demands for payment or performance, notices of nonpayment or nonperformance, protests, notices of protest, notices of dishonor and all other notices or demands of any kind or nature whatsoever with respect to the Guaranteed Obligations, and all notices of acceptance of this Guaranty or of the existence, creation or incurrence of new or additional Guaranteed Obligations.

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5.                  Obligations Independent. The obligations of each Guarantor hereunder are those of a primary obligor, and not merely as a surety, and are independent of the Guaranteed Obligations and the obligations of any other Guarantor or any other guarantor, and a separate action may be brought against each Guarantor to enforce this Guaranty whether or not the Borrower or any other Guarantor or any other Person is joined as a party.

6.                  Subrogation. Each Guarantor hereby agrees that it shall not exercise any right of subrogation, contribution, indemnity, reimbursement or similar rights with respect to any payments it makes under this Guaranty until all amounts owing to the Lender and the Secured Parties on account of the Guaranteed Obligations (other than (a) contingent indemnification obligations and (b) obligations and liabilities under Secured Cash Management Agreements or Secured Hedge Agreements as to which arrangements satisfactory to the Lender shall have been made) are indefeasibly paid in full in cash and the Commitments are terminated. If any amounts are paid to the Guarantors in violation of the foregoing limitation, then such amounts shall be held in trust by the Guarantors for the benefit of the Secured Parties and shall forthwith be paid to the Lender for the benefit of the Secured Parties to reduce the amount of the Guaranteed Obligations, whether matured or unmatured.

7.                  Termination; Reinstatement. This Guaranty is a continuing and irrevocable guaranty of all Guaranteed Obligations now or hereafter existing and shall remain in full force and effect until (and shall terminate once) all amounts owing to the Lender and the Secured Parties on account of the Guaranteed Obligations (other than (a) contingent indemnification obligations and (b) obligations and liabilities under Secured Cash Management Agreements or Secured Hedge Agreements as to which arrangements satisfactory to the Lender shall have been made) are indefeasibly paid in full in cash and the Commitments are terminated. Notwithstanding the foregoing, this Guaranty shall continue in full force and effect or be revived, as the case may be, if any payment by or on behalf of the Borrower or any Guarantor is made, or a Secured Party exercises its right of setoff, in respect of the Guaranteed Obligations and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by a Secured Party in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Laws or otherwise, all as if such payment had not been made or such setoff had not occurred and whether or not the Secured Parties are in possession of or has released this Guaranty and regardless of any prior revocation, rescission, termination or reduction. The obligations of each Guarantor under this paragraph shall survive termination of this Guaranty.

8.                  Subordination. Each Guarantor hereby subordinates the payment of all obligations and indebtedness of the Borrower owing to such Guarantor, whether now existing or hereafter arising, including but not limited to any obligation of the Borrower to such Guarantor as subrogee of the Secured Parties or resulting from such Guarantor’s performance under this Guaranty, to the indefeasible payment in full in Cash of all Guaranteed Obligations. If the Lender on behalf of the Secured Parties so requests following the occurrence and during the continuation of an Event of Default, any such obligation or indebtedness of the Borrower to any Guarantor shall be enforced and performance received by the applicable Guarantor as trustee for the Lender and the proceeds thereof shall be paid over to the Lender for the benefit of the Secured Parties on account of the Guaranteed Obligations, but without reducing or affecting in any manner the liability of any Guarantor under this Guaranty (other than with respect to the amount of Guaranteed Obligations after giving effect to any such amounts applied thereto).

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9.                  Stay of Acceleration. In the event that acceleration of the time for payment of any of the Guaranteed Obligations is stayed in connection with any case commenced by or against any Guarantor or the Borrower under any Debtor Relief Laws or otherwise, all such amounts shall nonetheless be payable by the Guarantors immediately upon demand by the Lender on behalf of the Secured Parties.

10.              Expenses. The Guarantors shall jointly and severally pay on demand all out-of-pocket expenses (including attorneys’ fees and expenses) incurred by the Lender and each other Secured Party to the extent the Borrower would be required to do so pursuant to Section 9.3 of the Credit Agreement, including any incurred during any “workout” or restructuring in respect of the Guaranteed Obligations and any incurred in the preservation, protection or enforcement of any rights of a Secured Party in any proceeding with respect to any Debtor Relief Laws. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

11.              Miscellaneous. No provision of this Guaranty may be waived, amended, supplemented or modified, except in accordance with Section 9.2 of the Credit Agreement. No failure by a Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy or power hereunder preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies herein provided are cumulative and not exclusive of any remedies provided by Applicable Law or in equity. The unenforceability or invalidity of any provision of this Guaranty shall not affect the enforceability or validity of any other provision herein. Unless otherwise agreed by the Guarantors and the Lender on behalf of the Secured Parties in writing, this Guaranty is not intended to supersede or otherwise affect any other guaranty now or hereafter given by any Guarantor for the benefit of the Secured Parties or any term or provision thereof.

12.              Condition of Borrower, Etc. Each Guarantor acknowledges and agrees that: (a) it has the sole responsibility for, and has adequate means of, obtaining from the Borrower, any other Guarantor and any other guarantor such information concerning the financial condition, business and operations of the Borrower, any such other Guarantor and any such other guarantor as such Guarantor requires; and (b) the Lender and each other Secured Party has no duty, and such Guarantor is not relying on the Lender or any other Secured Party at any time, to disclose to such Guarantor any information relating to the business, operations or financial condition of the Borrower, any other Guarantor or any other guarantor. Each Guarantor hereby waives any duty on the part of the Lender or any other Secured Party to disclose such information and any defense relating to the failure to provide the same.

13.              Setoff. If and to the extent any payment is not made when due hereunder, any Secured Party may setoff and charge from time to time any amount so due against any or all of any Guarantor’s accounts or deposits with such Secured Party to the same extent a Lender could do so under Section 9.4 of the Credit Agreement. Each Secured Party agrees to notify the Lender promptly after any such setoff and application; provided that the failure to give such notice shall not affect the validity of such setoff and application.

14.              Representations and Warranties. Each Guarantor hereby represents and warrants that: (a) it is duly organized and in good standing under the laws of the jurisdiction of its organization and has full capacity and right to make and perform this Guaranty, and all necessary authority has been obtained; (b) this Guaranty constitutes its legal, valid and binding obligation enforceable in accordance with its terms, except as enforcement may be limited by Debtor Relief Laws or equitable principles relating to the granting of specific performance and other equitable remedies as a matter of judicial discretion; (c) the making and performance of this Guaranty does not and will not violate the provisions of any Applicable Law, regulation or order applicable to such Guarantor, and does not and will not result in the breach of, or constitute a default or require any consent under, any material agreement, instrument, or document to which it is a party or by which it or any of its property may be bound or affected; and (d) all consents, approvals, licenses and authorizations of, and filings and registrations with, any Governmental Authority required under Applicable Law and regulations for the making and performance of this Guaranty have been obtained or made and are in full force and effect.

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15.              Indemnification and Survival. Without limitation on any other obligations of any Guarantor or remedies of a Secured Party under this Guaranty, each Guarantor shall, to the fullest extent permitted by law, indemnify, defend and save and hold harmless each Secured Party from and against, and shall pay on demand, any and all damages, losses, liabilities and expenses (including attorneys’ fees and expenses) that may be suffered or incurred by a Secured Party in connection with or as a result of any failure of any Guaranteed Obligations to be the legal, valid and binding obligations of the Credit Parties, enforceable against the Credit Parties in accordance with their respective terms, except to the extent that such damages, losses, liabilities and expenses are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, breach in bad faith or willful misconduct of such Secured Party. The obligations of each Guarantor under this paragraph shall survive the payment in full of the Guaranteed Obligations and termination of this Guaranty.

16.              Governing Law; Jurisdiction, Etc.

(a)                Governing Law. This Guaranty and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Guaranty and the transactions contemplated hereby shall be governed by, and construed in accordance with, the laws of the State of Texas.

(b)               Submission to Jurisdiction. Each Guarantor irrevocably and unconditionally agrees that it will not commence any action, litigation or proceeding of any kind or description, whether in law or equity, whether relating to this Guaranty or the transactions relating hereto in any forum other than the courts of the State of Texas sitting in Dallas County, and of the United States District Court of the Northern District of Texas, and any appellate court from any thereof, and each of the parties hereto irrevocably and unconditionally submits to the jurisdiction of such courts and agrees that all claims in respect of any such action, litigation or proceeding may be heard and determined in such Texas state court or, to the fullest extent permitted by Applicable Law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action, litigation or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Guaranty or in any other Loan Document shall affect any right that the Lender or any other Secured Party may otherwise have to bring any action, litigation or proceeding relating to this Guaranty or any other Loan Document against any Guarantor or its properties in the courts of any jurisdiction.

(c)                Waiver of Venue. Each Guarantor irrevocably and unconditionally waives, to the fullest extent permitted by Applicable Law, any objection that it may now or hereafter have to the laying of venue of any action, litigation or proceeding arising out of or relating to this Guaranty or any other Loan Document in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by Applicable Law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

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(d)               Service of Process. Each party hereto irrevocably consents to service of process in the manner provided for notices in Section 9.1 of the Credit Agreement. Nothing in this Guaranty will affect the right of any party hereto to serve process in any other manner permitted by Applicable Law.

17.              Assignment; Notices. This Guaranty shall (a) bind each Guarantor and its successors and assigns; provided that no Guarantor may assign its rights or obligations under this Guaranty without the prior written consent of the Lender (and any attempted assignment without such consent shall be void), and (b) inure to the benefit of the Secured Parties and all permitted successors and permitted assigns of any Secured Party and each Secured Party may, without notice to any Guarantor and without affecting any Guarantor’s obligations hereunder, assign, sell or grant participations in the Guaranteed Obligations and this Guaranty, in whole or in part to the extent permitted under the Credit Agreement. Each Guarantor hereby irrevocably appoints the Borrower as its agent for the purpose of receiving notices hereunder and under each of the other Loan Documents and agrees that such Guarantor shall be deemed to have conclusively received any such notice when received by the Borrower in accordance with Section 9.1 of the Credit Agreement. Service of process by a Secured Party in connection with any action or proceeding shall be binding on the Guarantors if sent to the Borrower at its address in accordance with Section 9.1 of the Credit Agreement. All notices and other communications to the Guarantors under this Guaranty shall be in writing and shall be delivered to the Borrower in accordance with Section 9.1 of the Credit Agreement or at such other address in the United States as may be specified by the Borrower in a written notice delivered to the Lender at such office as the Lender may designate for such purpose from time to time in a written notice to the Borrower.

18.              FINAL AGREEMENT. THIS GUARANTY REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES HERETO AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS BETWEEN THE PARTIES HERETO. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES HERETO.

19.              Additional Waivers. Each Guarantor understands and acknowledges that if the Lender forecloses judicially or non-judicially against any real property securing the Guaranteed Obligations, that foreclosure could impair or destroy any ability that such Guarantor may have to seek reimbursement, contribution, or indemnification from the Borrower or others based on any right such Guarantor may have of subrogation, reimbursement, contribution, or indemnification for any amounts paid by such Guarantor under this Guaranty.

20.              Joinder. Each Person that is required to become a Guarantor pursuant to Section 6.12 of the Credit Agreement shall become a Guarantor (each, an “Additional Guarantor”) under and become bound by the terms and conditions of this Guaranty by executing and delivering to the Lender a joinder agreement substantially in the form attached hereto as Exhibit A accompanied by such other documentation as the Lender may reasonably require in accordance with Section 6.12 of the Credit Agreement. Upon delivery of such joinder agreement to and acceptance thereof by the Lender on behalf of the Secured Parties, notice of which acceptance is hereby waived by each Guarantor, each such additional Guarantor shall be as fully a party hereto as if such Guarantor were an original signatory hereto.

21.              Severability. If any provision of this Guaranty or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Guaranty and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

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22.              Keepwell. Each Qualified ECP Guarantor (as defined below) hereby jointly and severally, absolutely, unconditionally and irrevocably undertakes to provide such funds and other support as may be needed from time to time by each other Credit Party to honor all of its obligations under this Guaranty and the other Loan Documents in respect of Swap Obligations (provided, however, that each Qualified ECP Guarantor shall only be liable under this Section for the maximum amount of such liability that can be hereby incurred without rendering its obligations under this Section, or otherwise under this Guaranty or any other Loan Document, voidable under Debtor Relief Laws and not for any greater amount). Subject to Section 8, the obligations of each Qualified ECP Guarantor under this Section shall remain in full force and effect until all of the Guaranteed Obligations and all the obligations of the Guarantors shall have been paid in full in cash and the Commitments terminated. Each Qualified ECP Guarantor intends that this Section constitute, and this Section shall be deemed to constitute, a “keepwell, support or other agreement” for the benefit of each other Credit Party for all purposes of Section 1a(18)(A)(v)(II) of the Commodity Exchange Act. For purposes of this Section, “Qualified ECP Guarantor” means, in respect of any Swap Obligation, each Credit Party that has total assets exceeding $10,000,000 at the time the relevant guarantee or grant of the relevant security interest becomes effective with respect to such Swap Obligation or such other Person as constitutes an “eligible contract participant” under the Commodity Exchange Act or any regulations promulgated thereunder and can cause another Person to qualify as an “eligible contract participant” at such time by entering into a keepwell under Section 1a(18)(A)(v)(II) of the Commodity Exchange Act.

23.              LOAN DOCUMENT; WAIVER OF JURY TRIAL. THIS GUARANTY IS ONE OF THE LOAN DOCUMENTS REFERRED TO IN THE CREDIT AGREEMENT AND ALL PROVISIONS CONTAINED IN THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT THAT APPLY TO LOAN DOCUMENTS GENERALLY (INCLUDING BUT NOT LIMITED TO THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADING “WAIVER OF JURY TRIAL”) ARE FULLY APPLICABLE TO THIS GUARANTY AND ARE INCORPORATED HEREIN BY THIS REFERENCE AS IF THEY WERE CONTAINED IN THIS GUARANTY, MUTATIS MUTANDIS, WITH EACH REFERENCE TO “BORROWER” BEING DEEMED A REFERENCE TO “GUARANTORS”, AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Guaranty has been duly executed as of the date first written above.

ATRION MEDICAL PRODUCTS, INC., as Guarantor

By:	/s/ Jeffery Strickland
Name:	Jeffery Strickland
Title:	Vice President

HALKEY-ROBERTS CORPORATION, as Guarantor

By:	/s/ Jeffery Strickland
Name:	Jeffery Strickland
Title:	Vice President

QUEST MEDICAL, INC., as Guarantor

By:	/s/ Jeffery Strickland
Name:	Jeffery Strickland
Title:	Vice President

ALATENN PIPELINE COMPANY, LLC, as Guarantor

By:	/s/ Jeffery Strickland
Name:	Jeffery Strickland
Title:	Vice President

ATRION LEASING COMPANY, LLC, as Guarantor

By:	/s/ Jeffery Strickland
Name:	Jeffery Strickland
Title:	Vice President

Atrion Corporation

Guaranty Agreement

Signature Page

Acknowledged by the Lender as of

the day and year first written above:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Lender

By:	/s/ Jason Ford
Name:	Jason Ford
Title:	Senior Vice President

Atrion Corporation

Guaranty Agreement

Signature Page

EXHIBIT A TO GUARANTY AGREEMENT

JOINDER AGREEMENT

This JOINDER AGREEMENT, dated as of [__________], 20[__] (this “Joinder”), is delivered by [NAME OF ADDITIONAL GUARANTOR], a [JURISDICTION AND ENTITY TYPE OF ADDITIONAL GUARANTOR] (the “Additional Guarantor”), pursuant to the Guaranty Agreement, dated as of February [__], 2017 (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), made by certain subsidiaries of Atrion Corporation, a Delaware corporation (the “Borrower”), and each other Guarantor from time to time party thereto, in favor of the Secured Parties (as amended, extended, renewed, supplemented or otherwise modified from time to time, the “Guaranty”). Each capitalized term used but not defined herein has the meaning ascribed to such term in the Guaranty.

The Additional Guarantor hereby irrevocably, absolutely and unconditionally becomes a party to the Guaranty as a Guarantor and agrees that it is bound by all of the terms, conditions, covenants, obligations, liabilities and undertakings applicable to any Guarantor under the Guaranty, all with the same force and effect as if the Additional Guarantor were an original signatory to the Guaranty.

The Additional Guarantor hereby, jointly and severally with the other Guarantors, absolutely and unconditionally guarantees, as a guaranty of payment and performance and not merely as a guaranty of collection, prompt payment when due, whether at stated maturity, by required prepayment, upon acceleration, demand or otherwise, and at all times thereafter, the Guaranteed Obligations and each and every one of them.

The Additional Guarantor hereby makes each of the representations, warranties, acknowledgements, waivers and certifications applicable to any Guarantor contained in the Guaranty.

The Additional Guarantor hereby irrevocably waives notice of acceptance of this Joinder and acknowledges that the Guaranteed Obligations are incurred, and the Extensions of Credit under the Credit Agreement are made and maintained, in reliance on this Joinder.

This Joinder and any claim, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this Joinder and the transactions contemplated hereby shall be governed by, and construed in accordance with, the law of the State of Texas.

THIS JOINDER IS ONE OF THE LOAN DOCUMENTS REFERRED TO IN THE CREDIT AGREEMENT AND ALL PROVISIONS CONTAINED IN THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT THAT APPLY TO LOAN DOCUMENTS GENERALLY (INCLUDING BUT NOT LIMITED TO THE PROVISIONS OF THE CREDIT AGREEMENT UNDER THE HEADING “WAIVER OF JURY TRIAL”) ARE FULLY APPLICABLE TO THIS JOINDER AND ARE INCORPORATED HEREIN BY THIS REFERENCE AS IF THEY WERE CONTAINED IN THIS JOINDER, MUTATIS MUTANDIS, WITH EACH REFERENCE TO “BORROWER” BEING DEEMED A REFERENCE TO “ADDITIONAL GUARANTOR”, AND SUCH INCORPORATION SHALL SURVIVE ANY TERMINATION OF THE CREDIT AGREEMENT OR ANY OTHER LOAN DOCUMENT.

[Signature Page Follows]

IN WITNESS WHEREOF, the Additional Guarantor has caused this Joinder to be duly executed and delivered by its duly authorized officer as of the date first written above.

[NAME OF ADDITIONAL GUARANTOR]

By:
Name:
Title: